Thompson Plumb Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that George E. Austin constitutes and appoints John W. Thompson with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson Plumb Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which John W. Thompson deems necessary or advisable to enable Thompson Plumb Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that John W. Thompson shall do or cause to be done by virtue hereof. John W. Thompson shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, George E. Austin, a director of Thompson Plumb Funds, Inc., has hereunto set his hand as of this 14th day of November, 2011.

/s/ George E. Austin
George E. Austin

Thompson Plumb Funds, Inc.

Power of Attorney

KNOW ALL MEN BY THESE PRESENT, that Jason L. Stephens constitutes and appoints John W. Thompson with full power of substitution, as his true and lawful attorney and agent, to execute from time to time in his name and on his behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Thompson Plumb Funds, Inc. (Registration No. 33-6418 under the Securities Act of 1933; File No. 811-4946 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which John W. Thompson deems necessary or advisable to enable Thompson Plumb Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that John W. Thompson shall do or cause to be done by virtue hereof. John W. Thompson shall have, and may exercise, all of the powers conferred herein.

IN WITNESS WHEREOF, Jason L. Stephens, a director of Thompson Plumb Funds, Inc., has hereunto set his hand as of this 14th day of November, 2011.

/s/ Jason L. Stephens
Jason L. Stephens